UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________

FORM 8-K
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): March 17, 2014
PBF ENERGY INC.
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

_____________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On March 17, 2014, PBF Energy Inc. and PBF Holding Company LLC (collectively, the “Company”) issued a press release announcing the following executive promotions (effective April 1, 2014):
Matthew Lucey, currently Senior Vice President, Chief Financial Officer, has been named Executive Vice President reporting to Tom Nimbley, the Chief Executive Officer.
Erik Young, currently Director, Strategic Planning, has been named Senior Vice President and Chief Financial Officer (assuming Mr. Lucey’s prior position) and will also report to Mr. Nimbley.
Herman Seedorf, currently Senior Vice President of Eastern Region Refining, has been named Senior Vice President of Refining and will report to Mr. Lucey.
Todd O’Malley, currently Vice President - Products, has been named Senior Vice President, Chief Commercial Officer reporting to Mr. Nimbley. Paul Davis, Vice President – Crude and Feedstocks, will continue in his role and report to Todd O’Malley.
Michael Gayda, President, and Jeffrey Dill, General Counsel, will continue in their current roles.
The biographical information for Mr. Lucey required for this Item 5.02 is set forth in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, which disclosures are hereby incorporated by reference into this Item 5.02. The information for Mr. Lucey concerning compensation, material plans and other disclosures required by this Item 5.02 is set forth in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2013 (the “Company’s 2013 Proxy Statement”).
Mr. Young, 37, has served as Director, Strategic Planning, since December 2010 where he was responsible for coordinating corporate development and capital markets initiatives for the Company. Prior to joining the Company, Mr. Young spent eleven years in corporate finance, strategic planning and mergers and acquisitions roles across a variety of industries. He began his career in investment banking before joining J.F. Lehman & Company, a private equity investment firm, in 2001.
Mr. Young will continue to receive a base salary of $300,000 annually and will continue to be eligible to participate in our annual cash incentive compensation plan that is the same plan as for all non-represented employees. The cash incentive compensation plan and any amounts thereunder to be paid to a named executive officer are determined in the discretion of the Company’s Compensation Committee. Mr. Young will also continue to participate in the Company’s 2012 Equity Incentive Plan, which is anticipated to consist primarily of non-qualified stock options.
In addition, commensurate with other executive officers of the Company, Messrs. Young, O’Malley and Davis will enter into the company’s standard form of employment agreement for executive officers, the terms of which are more fully described in the Company’s 2013 Proxy Statement.
A copy of the press release is furnished with this Current Report as Exhibit 99.1 and is incorporated herein by reference.

Forward-Looking Statements
Statements contained in the exhibit to this report reflecting the Company’s or its management’s expectations or predictions relating to future plans, results, performance, achievements and the like are considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  These forward-looking statements involve known and unknown risks, uncertainties and other factors, many of which may be beyond the Company’s control, that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by the forward-looking statements.  Factors and uncertainties that may cause actual results to differ include but are not limited to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission.  All forward-looking statements speak only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements except as may be required by applicable law.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits
Exhibit No.                Description
99.1                            Press release dated March 17, 2014

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	March 17, 2014

PBF Energy Inc.
(Registrant)

		By:	/s/ Jeffrey Dill
		Name:	Jeffrey Dill
		Title:	Senior Vice President, General Counsel

Dated:	March 17, 2014

PBF Holding Company LLC
(Registrant)

		By:	/s/ Jeffrey Dill
		Name:	Jeffrey Dill
		Title:	Senior Vice President, General Counsel

EXHIBIT INDEX

Exhibit No.                Description
99.1                            Press release dated March 17, 2014